UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 18, 2020

Commission file number:
1-03319

Quad M Solutions, Inc.

Idaho	82-0144710
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

122 Dickinson Avenue, Toms River, NJ	08753
(Address of Registrant’s Offices)	(Zip Code)

Registrant’s Telephone Number, including area code:
(732) 423-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Quad M Solutions, Inc. (the “Company”) is filing as Exhibit 99.1 to this Form 8-K a PowerPoint that the Company will be presenting at the 2020 Wall Street Conference to be held on Wednesday and Thursday, February 19 and 20, 2020, at the Hilton Hotel, West Palm Beach Florida. The Company has attached as Exhibits 99.1 to this Form 8-K a copy of the PowerPoint presentation for 2020 Wall Street Conference.

Item 9.01 Financial Statements and Exhibits

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
99.1	Quad M Solutions PowerPoint Presentation, filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quad M Solutions, Inc.

Date: February 18, 2020	By:	/s/ Pat Dileo
	Name:	Pat Dileo
	Title:	Chief Executive Officer

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